UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

November 16, 2007
Date of Report (Date of Earliest Event Reported)

Commission File Number:  001-13748

ZiLOG, Inc.
(Exact name of Registrant as specified in its charter)

Delaware	001-13748	13-3092996
(State or other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

6800 Santa Teresa Boulevard
San Jose, California 95119
(Address of principal executive offices, including zip code)

(408) 513-1500
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On November 16, 2007, the board of directors (the "Board") of ZiLOG, Inc. (the "Registrant") amended and restated the Registrant’s Bylaws to provide for the issuance of uncertificated shares of capital stock, under Section 6.1, and to permit the transfer of such uncertificated shares, under Section 6.4.  In addition, a non-substantive technical edit was made in Section 6.2 (Facsimile Signatures).

A copy of the Registrant’s Amended and Restated Bylaws, reflecting the amendments to Sections 6.1, 6.2 and 6.4 of Article VI thereof, is attached hereto as an exhibit to this Current Report on Form 8-K and is being filed pursuant to this Item 5.03 as Exhibit 3.1 to this Current Report on Form 8-K.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits.

The following exhibit is filed with this report on Form 8-K:

3.1	Amended and Restated Bylaws.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZiLOG, Inc.
Date: November 19, 2007	By:	/s/ Perry J. Grace
	Name:	Perry J. Grace
	Title:	Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
3.1	Amended and Restated Bylaws.